SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                January 30, 2003
                                (Date of report)


                             PROTOSOURCE CORPORATION
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

       CALIFORNIA                    33-86242                     77-0190772
       ----------                    --------                     ----------
(State of Incorporation)     (Commission File Number)          (IRS Employer ID)


                          2300 Tulare Street, Suite 210
                            Fresno, California 93721
                            ------------------------
                    (Address of principle executive offices)


                                  559-490-8600
                                  ------------
              (Registrant's telephone number, including area code)

ITEM 4.1

Resignation of Registrant's Certifying Accountant - Angell & Deering

Effective January 27, 2003, Angell & Deering, Certified Public Accountants ("Angell & Deering") resigned as the independent auditor and certifying accountant of ProtoSource Corporation ("ProtoSource" or the "Company"). This resignation occurred solely as a result of the partners of Angell & Deering joining the certified public accounting firm of Mayer Hoffman McCann P.C. ("Mayer Hoffman McCann"). According to information provided to ProtoSource by Angell & Deering's partner representative to the Company, all of the partners of Angell & Deering have become partners of Mayer Hoffman McCann.

During ProtoSource's two most recently completed fiscal years, and through the date of Angell & Deering's January 27, 2003 resignation, there were no disagreements between the Company and Angell & Deering on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure which, if not resolved to Angell & Deering's satisfaction, would have caused the firm to make reference to the subject matter in connection with its reports on ProtoSource's consolidated financial statements for either such fiscal year or for any reporting period since the Company's last fiscal year-end.

Angell & Deering's opinion in its report on the Company's financial statements for the years ended December 31, 2000 and 2001 expressed substantial doubt with respect to the Company's ability to continue as a going concern. Angell & Deering's report on the Company's financial statements for the years ended December 31, 2000 and 2001 did not contain any other adverse opinion, disclaimer of opinion, or modification or qualification of opinion.

ProtoSource provided Angell & Deering with a copy of the foregoing disclosures and requested that the firm furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Angell & Deering agrees with such disclosures. A copy of such letter, dated January 30, 2003, is filed as
Exhibit 16.1 to this Current Report.



ITEM 7(c).  Exhibits.

Exhibit 16.1        Letter of Angell & Deering to the Securities and Exchange
                    Commission.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                 PROTOSOURCE CORPORATION
                                                 (Registrant)



                                                 /s/ Peter A. Wardle
                                                 -------------------------------
                                                 By:  Peter A. Wardle
                                                 Chief Executive Officer

     Dated: January 31, 2003